--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): September 28, 2001



                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



           Florida                      33-27139                 59-2935028
           -------                      --------                 ----------
(State or other jurisdiction     Commission File Number      (I.R.S. Employer
      of incorporation)                                      Identification No.)



                            655 West Morse Boulevard
                            ------------------------
                           Winter Park, Florida 32789

                    (Address of principal executive offices)

                  Registrant's telephone number: (407) 323-1833




--------------------------------------------------------------------------------

          ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



(a) On October 9, 2001 the Registrant reported that Federal Trust Corporation terminated the services of KPMG, LLP and at the same time selected the accounting firm of Hacker, Johnson & Smith PA as independent auditors for the Registrant for the 2001 fiscal year.

(b) The Registrant requested that KPMG, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth in the Form 8-K previously filed by the Registrant relating to the change in accountants. A copy of KPMG, LLP's letter to the SEC, dated October 5, 2001, is filed as
          Exhibit 16 to this Form 8-K.

(c)       Exhibits

          KPMG, LLP's letter regarding change in auditors.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FEDERAL TRUST CORPORATION




Date: October 10, 2001               By: /s/James V. Suskiewich
                                         ----------------------
                                         James V. Suskiewich, President and
                                              Chief Executive Officer

Date: October 10, 2001               By: /s/Aubrey H. Wright
                                         ----------------------
                                         Aubrey H. Wright, Senior Vice President
                                           and Chief Financial Officer